UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number		811-10603

Western Asset Premier Bond Fund
(Exact name of registrant as specified in charter)

55 Water Street New York, NY		10041
(Address of principal executive offices)		(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888) 777-0102

Date of fiscal year end:	December 31

Date of reporting period:	March 31, 2011

ITEM 1.          SCHEDULE OF INVESTMENTS

WESTERN ASSET PREMIER BOND FUND

FORM N-Q

MARCH 31, 2011

Schedule of investments (unaudited)
March 31, 2011

WESTERN ASSET PREMIER BOND FUND

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
CORPORATE BONDS & NOTES — 51.9%
CONSUMER DISCRETIONARY — 7.6%
Automobiles — 2.3%
DaimlerChrysler NA Holding Corp., Notes	8.500%	1/18/31	1,000,000	$1,344,087
DaimlerChrysler North America Holding Corp., Notes	7.300%	1/15/12	1,000,000	1,050,390
Ford Motor Credit Co., LLC, Senior Notes	7.500%	8/1/12	70,000	74,639
Ford Motor Credit Co., LLC, Senior Notes	12.000%	5/15/15	1,030,000	1,296,410
Total Automobiles				3,765,526
Diversified Consumer Services — 0.0%
Service Corp. International, Senior Notes	7.625%	10/1/18	5,000	5,463
Service Corp. International, Senior Notes	7.500%	4/1/27	60,000	57,000
Total Diversified Consumer Services				62,463
Hotels, Restaurants & Leisure — 1.0%
CCM Merger Inc., Notes	8.000%	8/1/13	140,000	139,300	(a)
El Pollo Loco Inc., Senior Notes	11.750%	11/15/13	375,000	348,750
Harrah’s Operating Co. Inc., Senior Notes	10.750%	2/1/16	300,000	280,500
Inn of the Mountain Gods Resort & Casino, Senior Secured Notes	1.250%	11/30/20	357,000	194,565	(a)(b)
Inn of the Mountain Gods Resort & Casino, Senior Secured Notes	8.750%	11/30/20	159,000	156,217	(a)
Landry’s Restaurants Inc., Senior Secured Notes	11.625%	12/1/15	110,000	118,525
Mohegan Tribal Gaming Authority, Senior Secured Notes	11.500%	11/1/17	170,000	172,550	(a)
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	170,000	196,350
Snoqualmie Entertainment Authority, Senior Secured Notes	4.204%	2/1/14	110,000	99,550	(a)(c)
Station Casinos Inc., Senior Notes	7.750%	8/15/16	205,000	21	(d)(e)
Station Casinos Inc., Senior Subordinated Notes	6.625%	3/15/18	100,000	10	(d)(e)
Total Hotels, Restaurants & Leisure				1,706,338
Media — 3.7%
Cablevision Systems Corp., Senior Notes	7.750%	4/15/18	30,000	32,400
CCH II LLC/CCH II Capital Corp., Senior Notes	13.500%	11/30/16	108,083	129,429
Cengage Learning Acquisitions Inc., Senior Notes	10.500%	1/15/15	270,000	275,400	(a)
Charter Communications Operating LLC/Charter Communications Operating Capital, Senior Secured Notes	10.875%	9/15/14	280,000	313,600	(a)
CMP Susquehanna Corp.	3.443%	5/15/14	14,000	9,904	(a)(c)(e)
Comcast Corp.	5.900%	3/15/16	400,000	444,939
Comcast Corp., Notes	7.050%	3/15/33	1,000,000	1,116,888
CSC Holdings Inc., Senior Notes	6.750%	4/15/12	250,000	259,375
DISH DBS Corp., Senior Notes	7.000%	10/1/13	600,000	648,000
DISH DBS Corp., Senior Notes	7.875%	9/1/19	385,000	416,762
EchoStar DBS Corp., Senior Notes	7.125%	2/1/16	120,000	128,100
News America Holdings Inc.	8.875%	4/26/23	400,000	507,481
Time Warner Inc., Senior Debentures	7.700%	5/1/32	980,000	1,142,835
Univision Communications Inc., Senior Secured Notes	12.000%	7/1/14	420,000	453,600	(a)
Virgin Media Finance PLC, Senior Notes	9.125%	8/15/16	335,000	355,100
Total Media				6,233,813
Multiline Retail — 0.4%
Neiman Marcus Group Inc., Senior Notes	9.000%	10/15/15	279,478	292,055	(b)
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	330,000	301,950
Total Multiline Retail				594,005
Specialty Retail — 0.0%
American Greetings Corp., Senior Notes	7.375%	6/1/16	20,000	20,675
Textiles, Apparel & Luxury Goods — 0.2%
Oxford Industries Inc., Senior Secured Notes	11.375%	7/15/15	255,000	284,962
TOTAL CONSUMER DISCRETIONARY				12,667,782
CONSUMER STAPLES — 5.6%
Food & Staples Retailing — 5.0%
CVS Corp.	9.350%	1/10/23	700,000	725,095	(a)

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

March 31, 2011

WESTERN ASSET PREMIER BOND FUND

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Food & Staples Retailing — continued
CVS Corp., Pass-Through Trust, Secured Bonds	5.789%	1/10/26	794,351	$809,206	(a)(f)
CVS Corp., Pass-Through Trust, Secured Notes	6.943%	1/10/30	1,863,921	2,025,765
CVS Pass-Through Trust	7.507%	1/10/32	1,958,652	2,246,456	(a)
CVS Pass-Through Trust, Secured Notes	5.880%	1/10/28	901,155	912,050
CVS Pass-Through Trust, Secured Notes	6.036%	12/10/28	893,783	920,337
Delhaize Group, Senior Notes	5.700%	10/1/40	235,000	214,750
Safeway Inc., Notes	5.800%	8/15/12	500,000	531,889
Total Food & Staples Retailing				8,385,548
Food Products — 0.5%
Ahold Lease USA Inc., Pass-Through Certificates, Series 2001 A-2	8.620%	1/2/25	714,462	825,633	(f)
Tobacco — 0.1%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	160,000	162,200
TOTAL CONSUMER STAPLES				9,373,381
ENERGY — 6.1%
Energy Equipment & Services — 0.3%
Complete Production Services Inc., Senior Notes	8.000%	12/15/16	150,000	158,250
GulfMark Offshore Inc., Senior Subordinated Notes	7.750%	7/15/14	270,000	275,400
Hercules Offshore LLC, Senior Secured Notes	10.500%	10/15/17	155,000	158,875	(a)
Total Energy Equipment & Services				592,525
Oil, Gas & Consumable Fuels — 5.8%
Anadarko Finance Co., Senior Notes	7.500%	5/1/31	570,000	629,277
Belden & Blake Corp., Secured Notes	8.750%	7/15/12	750,000	750,000
Berry Petroleum Co., Senior Notes	10.250%	6/1/14	160,000	185,600
Burlington Resources Finance Co.	7.400%	12/1/31	450,000	553,442
Chesapeake Energy Corp., Senior Notes	7.250%	12/15/18	300,000	335,250
Colorado Interstate Gas Co., Senior Notes	6.800%	11/15/15	150,000	172,411
Compagnie Generale de Geophysique-Veritas, Senior Notes	7.500%	5/15/15	27,000	27,743
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	440,000	487,850
Devon Energy Corp., Debentures	7.950%	4/15/32	310,000	402,108
Devon Financing Corp. ULC, Notes	6.875%	9/30/11	1,000,000	1,030,559
El Paso Corp., Medium-Term Notes	7.800%	8/1/31	190,000	210,779
Hess Corp., Notes	7.875%	10/1/29	1,640,000	2,024,980
Hess Corp., Notes	7.300%	8/15/31	60,000	70,348
Kinder Morgan Energy Partners LP, Senior Notes	7.125%	3/15/12	390,000	411,994
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	340,000	365,058	(a)
Plains Exploration & Production Co., Senior Notes	10.000%	3/1/16	140,000	157,850
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	125,000	139,062
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	185,000	215,525
Teekay Corp., Senior Notes	8.500%	1/15/20	310,000	335,962
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	220,000	251,900	(a)
Williams Cos. Inc., Debentures	7.500%	1/15/31	668,000	781,491
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	63,000	81,535
Total Oil, Gas & Consumable Fuels				9,620,724
TOTAL ENERGY				10,213,249
FINANCIALS — 8.7%
Capital Markets — 1.2%
Goldman Sachs Group Inc., Senior Notes	6.600%	1/15/12	900,000	940,763
Morgan Stanley, Notes	6.600%	4/1/12	1,000,000	1,057,341
Total Capital Markets				1,998,104
Commercial Banks — 0.1%
ICICI Bank Ltd., Junior Subordinated Bonds	6.375%	4/30/22	184,000	183,080	(a)(c)
Consumer Finance — 1.5%
Ford Motor Credit Co., LLC, Senior Notes	8.000%	12/15/16	680,000	771,924
HSBC Finance Corp.	4.750%	7/15/13	1,670,000	1,781,192
Total Consumer Finance				2,553,116
Diversified Financial Services — 5.3%
Air 2 US, Notes	8.027%	10/1/19	2,855,718	2,884,275	(a)
Citigroup Inc.	6.625%	6/15/32	1,000,000	1,033,045
International Lease Finance Corp., Senior Notes	9.000%	3/15/17	1,380,000	1,552,500	(a)

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

March 31, 2011

WESTERN ASSET PREMIER BOND FUND

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Diversified Financial Services — continued
JPMorgan Chase & Co., Subordinated Notes	5.125%	9/15/14	1,300,000	$1,395,316
Liberty Media LLC	3.750%	2/15/30	1,860,000	1,085,775
Smurfit Kappa Funding PLC, Senior Subordinated Notes	7.750%	4/1/15	150,000	153,375
UFJ Finance Aruba AEC	6.750%	7/15/13	500,000	550,662
Unitymedia GmbH, Senior Secured Bonds	8.125%	12/1/17	100,000	105,250	(a)
Total Diversified Financial Services				8,760,198
Insurance — 0.6%
XL Capital Ltd.	5.250%	9/15/14	1,000,000	1,053,477
TOTAL FINANCIALS				14,547,975
HEALTH CARE — 1.0%
Health Care Providers & Services — 1.0%
Community Health Systems Inc., Senior Notes	8.875%	7/15/15	200,000	211,000
HCA Inc., Debentures	7.500%	11/15/95	185,000	151,700
HCA Inc., Notes	6.375%	1/15/15	430,000	438,600
HCA Inc., Notes	7.690%	6/15/25	90,000	85,725
HCA Inc., Senior Notes	6.250%	2/15/13	85,000	88,188
HCA Inc., Senior Secured Notes	9.625%	11/15/16	399,000	429,922	(b)
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	215,000	220,106
TOTAL HEALTH CARE				1,625,241
INDUSTRIALS — 10.5%
Aerospace & Defense — 0.8%
Boeing Co., Notes	6.125%	2/15/33	600,000	678,727
L-3 Communications Corp., Senior Subordinated Notes	6.375%	10/15/15	535,000	551,050
Systems 2001 Asset Trust	6.664%	9/15/13	144,423	154,171	(a)
Total Aerospace & Defense				1,383,948
Airlines — 8.7%
America West Airlines Inc., Ambac Assurance Corp.	8.057%	7/2/20	2,393,105	2,500,794
Continental Airlines Inc.	7.160%	9/24/14	326,159	326,159	(f)
Continental Airlines Inc.	6.820%	5/1/18	913,728	968,551
Continental Airlines Inc., Pass-Through Certificates	6.900%	1/2/18	834,555	886,714
Continental Airlines Inc., Pass-Through Certificates	6.545%	2/2/19	1,090,448	1,155,875
Continental Airlines Inc., Pass-Through Certificates	6.703%	6/15/21	675,130	705,510
Continental Airlines Inc., Pass-Through Certificates, 2000-1 A-1	8.048%	11/1/20	528,655	576,234
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	250,000	264,375	(a)
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	176,095	181,818
Delta Air Lines Inc., Senior Secured Notes	9.500%	9/15/14	67,000	71,188	(a)
JetBlue Airways Corp., Pass-Through Certificates	0.763%	11/15/16	1,050,000	882,000	(c)
Northwest Airlines Corp., Pass-Through Certificates	7.575%	9/1/20	503,014	530,051	(f)
Northwest Airlines Inc.	0.758%	2/6/15	2,641,066	2,403,370	(c)(f)
US Airways Pass-Through Trust	6.850%	1/30/18	2,991,267	2,983,161	(f)
Total Airlines				14,435,800
Building Products — 0.0%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes, step bond	0.000%	6/30/15	65,000	39,000	(a)(e)
Commercial Services & Supplies — 0.5%
ACCO Brands Corp., Senior Secured Notes	10.625%	3/15/15	220,000	248,050
Altegrity Inc., Senior Subordinated Notes	10.500%	11/1/15	310,000	328,600	(a)
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Secured Notes	10.000%	7/15/17	170,000	193,800	(a)
Total Commercial Services & Supplies				770,450
Marine — 0.1%
Trico Shipping AS, Senior Secured Notes	13.875%	11/1/14	186,758	151,507	(a)(d)
Road & Rail — 0.2%
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	111,000	134,865

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

March 31, 2011

WESTERN ASSET PREMIER BOND FUND

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Road & Rail — continued
RailAmerica Inc., Senior Secured Notes	9.250%	7/1/17	208,000	$230,100
Total Road & Rail				364,965
Trading Companies & Distributors — 0.2%
Ashtead Capital Inc., Notes	9.000%	8/15/16	129,000	135,773	(a)
H&E Equipment Services Inc., Senior Notes	8.375%	7/15/16	245,000	257,556
Total Trading Companies & Distributors				393,329
TOTAL INDUSTRIALS				17,538,999
INFORMATION TECHNOLOGY — 0.5%
IT Services — 0.4%
Ceridian Corp., Senior Notes	12.250%	11/15/15	138,450	144,680	(b)
Electronic Data Systems Corp., Notes	7.450%	10/15/29	500,000	626,550
Total IT Services				771,230
Semiconductors & Semiconductor Equipment — 0.1%
Freescale Semiconductor Inc., Senior Subordinated Notes	10.125%	12/15/16	80,000	85,000
TOTAL INFORMATION TECHNOLOGY				856,230
MATERIALS — 3.0%
Chemicals — 0.6%
Dow Chemical Co.	6.000%	10/1/12	1,000,000	1,069,956
Metals & Mining — 1.2%
Alcoa Inc.	5.375%	1/15/13	570,000	607,865
Freeport-McMoRan Copper & Gold Inc., Senior Notes	8.375%	4/1/17	730,000	804,825
Metals USA Inc., Senior Secured Notes	11.125%	12/1/15	445,000	473,369
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	130,000	138,612	(a)
Total Metals & Mining				2,024,671
Paper & Forest Products — 1.2%
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	235,000	227,950
NewPage Corp., Senior Secured Notes	11.375%	12/31/14	595,000	595,744
PE Paper Escrow GmbH, Senior Secured Notes	12.000%	8/1/14	100,000	115,000	(a)
Weyerhaeuser Co., Debentures	7.375%	3/15/32	1,000,000	1,054,487
Total Paper & Forest Products				1,993,181
TOTAL MATERIALS				5,087,808
TELECOMMUNICATION SERVICES — 3.3%
Diversified Telecommunication Services — 1.7%
AT&T Inc., Senior Notes	5.350%	9/1/40	170,000	152,277	(a)
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	25,000	20,000
Deutsche Telekom International Finance BV	5.250%	7/22/13	600,000	648,409
France Telecom SA, Notes	8.500%	3/1/31	600,000	807,347
Frontier Communications Corp., Senior Notes	8.750%	4/15/22	91,000	98,507
Intelsat Jackson Holdings Ltd., Senior Notes	9.500%	6/15/16	35,000	36,925
Intelsat Jackson Holdings Ltd., Senior Notes	11.250%	6/15/16	340,000	362,525
Qwest Communications International Inc., Senior Notes	7.500%	2/15/14	140,000	142,275
Qwest Corp., Senior Notes	7.875%	9/1/11	390,000	400,725
Qwest Corp., Senior Notes	7.500%	10/1/14	150,000	171,375
Total Diversified Telecommunication Services				2,840,365
Wireless Telecommunication Services — 1.6%
Cingular Wireless LLC	6.500%	12/15/11	250,000	260,247
Sprint Capital Corp., Senior Notes	8.375%	3/15/12	1,450,000	1,529,750
True Move Co., Ltd.	10.750%	12/16/13	590,000	638,675	(a)
True Move Co., Ltd., Notes	10.750%	12/16/13	200,000	216,500	(a)
Total Wireless Telecommunication Services				2,645,172
TOTAL TELECOMMUNICATION SERVICES				5,485,537
UTILITIES — 5.6%
Electric Utilities — 2.9%
Duke Energy Corp., Notes	6.250%	1/15/12	250,000	261,126
EEB International Ltd., Senior Bonds	8.750%	10/31/14	820,000	881,500	(a)
FirstEnergy Corp., Notes	6.450%	11/15/11	27,000	27,809

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

March 31, 2011

WESTERN ASSET PREMIER BOND FUND

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Electric Utilities — continued
FirstEnergy Corp., Notes	7.375%	11/15/31	3,040,000	$3,292,943
MidAmerican Energy Holdings Co., Senior Notes	5.875%	10/1/12	250,000	266,984
Total Electric Utilities				4,730,362
Gas Utilities — 0.0%
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	20,000	24,405
Independent Power Producers & Energy Traders — 2.2%
AES Corp., Senior Notes	9.750%	4/15/16	360,000	413,100
AES Corp., Senior Notes	8.000%	10/15/17	525,000	564,375
AES Corp., Senior Notes	8.000%	6/1/20	100,000	108,000
Edison Mission Energy, Senior Notes	7.750%	6/15/16	180,000	153,000
Edison Mission Energy, Senior Notes	7.625%	5/15/27	179,000	133,355
Energy Future Holdings Corp., Senior Notes	11.250%	11/1/17	391,993	324,374	(b)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	885,000	937,812
NRG Energy Inc., Senior Notes	7.375%	2/1/16	815,000	843,525
NRG Energy Inc., Senior Notes	7.375%	1/15/17	225,000	234,563
Total Independent Power Producers & Energy Traders				3,712,104
Multi-Utilities — 0.5%
Dominion Resources Inc., Senior Notes	5.700%	9/17/12	770,000	818,446
TOTAL UTILITIES				9,285,317
TOTAL CORPORATE BONDS & NOTES (Cost — $82,161,258)				86,681,519
ASSET-BACKED SECURITIES — 31.2%
ABFS Mortgage Loan Trust, 2002-3 M1	5.902%	9/15/33	1,121,581	924,207
ACE Securities Corp., 2005-SD1 A1	0.650%	11/25/50	28,631	28,432	(c)
Associates Manufactured Housing Pass Through Certificates, 1997-CLB2	8.900%	6/15/28	2,833,210	2,875,709	(f)
Associates Manufactured Housing Pass-Through Certificates, 1997-1 B1	7.600%	6/15/28	394,193	410,519	(c)(e)
Bank of America Manufactured Housing Contract Trust, 1997-2M	6.900%	4/10/28	100,000	155,088	(c)
Bayview Financial Acquisition Trust, 2007-B 2A1	0.562%	8/28/47	794,433	761,404	(c)
Bayview Financial Asset Trust, 2004-SSRA A1	0.850%	12/25/39	394,829	292,173	(a)(c)(f)
Bayview Financial Asset Trust, 2007-SR1A A	0.700%	3/25/37	2,248,046	1,714,135	(a)(c)(f)
Bayview Financial Asset Trust, 2007-SR1A M1	1.050%	3/25/37	1,478,307	946,116	(a)(c)(f)
Bayview Financial Asset Trust, 2007-SR1A M3	1.400%	3/25/37	560,737	297,191	(a)(c)(f)
Bayview Financial Asset Trust, 2007-SR1A M4	1.750%	3/25/37	152,928	71,876	(a)(c)(f)
Bear Stearns Asset Backed Securities Trust, 2006-SD3 1P0, STRIPS	0.000%	8/25/36	1,093,356	768,739	(f)
Bear Stearns Asset Backed Securities Trust, 2007-SD1 1A3A	6.500%	10/25/36	1,327,005	895,857
Centex Home Equity Loan Trust, 2003-B AF4	3.735%	2/25/32	349,152	331,256
Citigroup Mortgage Loan Trust Inc., 2006-SHL1 A1	0.450%	11/25/45	213,230	190,355	(a)(c)
Contimortgage Home Equity Trust, 1997-4 B1F	7.330%	10/15/28	426,311	416,220
Countrywide Asset-Backed Certificates, 2007-13 2A1	1.150%	10/25/47	1,186,458	840,513	(c)
Countrywide Asset-Backed Certificates, 2007-SEA2 1A1	1.250%	8/25/47	61,245	42,945	(a)(c)(f)
Countrywide Home Equity Loan Trust, 2006-HW 2A1B	0.405%	11/15/36	578,025	439,235	(c)
Countrywide Home Equity Loan Trust, 2007-B A	0.405%	2/15/37	678,308	498,490	(c)
Countrywide Home Equity Loan Trust, 2007-GW A	0.805%	8/15/37	1,363,902	1,152,387	(c)
Credit-Based Asset Servicing & Securitization, 2005-CB4 M1	0.670%	8/25/35	2,000,000	1,486,060	(c)
Credit-Based Asset Servicing and Securitization LLC, 2004-CB2 M1	0.770%	7/25/33	2,209,205	1,638,989	(c)(g)
Credit-Based Asset Servicing and Securitization LLC, 2005-RP1 M1	0.870%	1/25/35	780,000	686,830	(a)(c)
CS First Boston Mortgage Securities Corp., 2004-CF2 2A1	0.720%	5/25/44	43,816	41,173	(a)(c)

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

March 31, 2011

WESTERN ASSET PREMIER BOND FUND

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Educap Student Loan Asset-Backed Notes, 2004-1 B	2.028%	6/25/38	1,500,000	$1,320,000	(c)(f)
Ellington Loan Acquisition Trust, 2007-1 A2A1	1.250%	5/26/37	203,938	189,489	(a)(c)
EMC Mortgage Loan Trust, 2003-B A1	0.800%	11/25/41	96,518	84,747	(a)(c)
First Horizon ABS Trust, 2007-HE1 A	0.380%	9/25/29	855,364	677,049	(c)
Firstfed Corp. Manufactured Housing Contract, 1996-1 B	8.060%	10/15/22	1,963,820	1,778,638	(a)(g)
Fremont Home Loan Trust, 2006-2 2A2	0.360%	2/25/36	197,348	195,527	(c)
Global Franchise Trust, 1998-1 A2	6.659%	10/10/11	423,559	407,849	(a)
GMAC Mortgage Corp. Loan Trust, 2004-VF1 A1	1.000%	2/25/31	491,920	430,011	(a)(c)
Green Tree Financial Corp., 1992-2 B	9.150%	1/15/18	130,623	69,550
Green Tree Financial Corp., 1993-1 B	8.450%	4/15/18	184,518	158,843
Green Tree Home Improvement Loan Trust, 1996-D HIB2	8.000%	9/15/27	47,856	34,000
Green Tree Recreational Equiptment & Consumer Trust, 1996-C CTFS	7.650%	10/15/17	45,475	39,526
Greenpoint Manufactured Housing, 1999-2 A2	3.252%	3/18/29	275,000	225,500	(c)(f)
Greenpoint Manufactured Housing, 1999-3 2A2	3.754%	6/19/29	125,000	102,500	(c)(f)
Greenpoint Manufactured Housing, 1999-4 A2	3.754%	2/20/30	125,000	102,500	(c)(f)
Greenpoint Manufactured Housing, 1999-5 A5	7.820%	12/15/29	706,000	765,504	(c)
Greenpoint Manufactured Housing, 2000-6 A3	2.262%	11/22/31	225,000	190,863	(c)(f)
Greenpoint Manufactured Housing, 2000-7 A2	3.754%	11/17/31	425,000	360,520	(c)(f)
Greenpoint Manufactured Housing, 2001-2 IA2	2.266%	2/20/32	300,000	252,000	(c)(f)
Greenpoint Manufactured Housing, 2001-2 IIA2	2.255%	3/13/32	375,000	315,000	(c)(f)
GSAA Home Equity Trust, 2006-19 A3A	0.490%	12/25/36	861,727	477,249	(c)
GSAMP Trust, 2003-SEA2 A1	4.422%	7/25/33	2,056,559	1,716,406
Indymac Manufactured Housing Contract, 1997-1 A5	6.970%	2/25/28	236,700	218,644
Lehman XS Trust, 2007-1 WF1	6.043%	1/25/37	954,194	533,704	(c)
Merit Securities Corp., 13 A4	7.935%	12/28/33	2,814,887	3,004,214	(c)
Morgan Stanley ABS Capital I, 2003-SD1 A1	1.250%	3/25/33	23,838	21,536	(c)
Morgan Stanley Capital Inc., 2003-NC9 M	1.375%	9/25/33	2,072,144	1,613,466	(c)(g)
MSDWCC Heloc Trust, 2003-2 A	0.510%	4/25/16	135,625	125,675	(c)
New Century Home Equity Loan Trust, 2004-2 A2	0.620%	8/25/34	475,320	379,733	(c)
New Century Home Equity Loan Trust, 2004-3 M1	1.180%	11/25/34	917,006	707,668	(c)
Oakwood Mortgage Investors Inc., 2002-B A3	6.060%	3/15/25	270,319	259,284	(c)
Origen Manufactured Housing, 2006-A A2	0.225%	10/15/37	2,700,000	1,782,000	(c)(f)
Origen Manufactured Housing, 2007-A A2	0.225%	4/15/37	3,600,000	2,322,000	(c)(f)
PAMCO CLO, 1997-1A B	7.910%	8/6/10	775,612	232,684	(f)(h)
Park Place Securities Inc., 2004-WCW1 M2	0.930%	9/25/34	1,900,000	1,776,990	(c)
Park Place Securities Inc., 2004-WHQ2 M2	0.880%	2/25/35	750,000	679,410	(c)
Pegasus Aviation Lease Securitization, 2000-1 A2	8.370%	3/25/30	1,600,000	724,000	(a)
People’s Choice Home Loan Securities Trust, 2004-1 A3	1.290%	6/25/34	400,842	367,961	(c)
RAAC Series, 2007-RP1 M1	0.800%	5/25/46	210,000	19,762	(a)(c)
Renaissance Home Equity Loan Trust, 2004-2 AF4	5.392%	7/25/34	602,850	610,422
Renaissance Home Equity Loan Trust, 2005-3 AV3	0.630%	11/25/35	800,000	639,627	(c)
Residential Asset Mortgage Products Inc., 2004-RZ1 AII	0.730%	3/25/34	391,463	270,970	(c)
Residential Asset Securities Corp., 2001-KS3 AII	0.710%	9/25/31	300,571	239,449	(c)
Residential Asset Securities Corp., 2002-KS2 AI6	6.228%	4/25/32	604,029	618,227	(c)
Residential Asset Securities Corp., 2003-KS8 AI6	4.830%	10/25/33	907,046	890,437	(c)
Settlement Fee Finance LLC, 2004-1A A	9.100%	7/25/34	979,858	974,959	(a)(f)
SLM Student Loan Trust, 2001-4 B	0.803%	1/25/21	1,000,000	945,800	(c)(f)
Structured Asset Securities Corp., 2002-AL1 A3	3.450%	2/25/32	826,548	786,996
Structured Asset Securities Corp., 2003-AL1 A	3.357%	4/25/31	119,174	114,658	(a)
Structured Asset Securities Corp., 2005-4XS 2A1A	2.012%	3/25/35	553,519	434,172	(c)
Structured Asset Securities Corp., 2006-GEL3 A2	0.480%	7/25/36	1,800,000	1,329,100	(a)(c)
Structured Asset Securities Corp., 2007-BC1 A2	0.300%	2/25/37	504,571	494,980	(c)

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

March 31, 2011

WESTERN ASSET PREMIER BOND FUND

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Vanderbilt Mortgage Finance, 1997-B 1B2	8.155%	10/7/26	446,461	$398,435
Vanderbilt Mortgage Finance, 1997-C 1B2	7.830%	8/7/27	124,497	117,197	(c)
Vanderbilt Mortgage Finance, 2000-B IB2	9.250%	7/7/30	827,501	744,942	(c)
TOTAL ASSET-BACKED SECURITIES (Cost — $47,783,412)				52,178,272
COLLATERALIZED MORTGAGE OBLIGATIONS — 38.5%
American Home Mortgage Investment Trust, 2007-A 4A	0.700%	7/25/46	799,176	261,027	(a)(c)
Banc of America Funding Corp., 2004-B 6A1	3.450%	12/20/34	601,428	321,861	(c)
Bayview Commercial Asset Trust, 2005-3A A2	0.650%	11/25/35	692,078	533,210	(a)(c)
Bayview Commercial Asset Trust, 2005-4A A1	0.550%	1/25/36	399,493	339,882	(a)(c)
BCAP LLC Trust, 2009-RR12 2A2	0.620%	3/26/35	1,844,014	663,845	(a)(c)(f)
Bear Stearns Alt-A Trust, 2004-3 A1	0.890%	4/25/34	486,525	423,527	(c)
Bear Stearns Alt-A Trust, 2004-8 1A	0.600%	9/25/34	253,413	214,948	(c)
Bear Stearns Alt-A Trust, 2005-10 21A1	3.129%	1/25/36	1,216,902	709,462	(c)
Bear Stearns Asset Backed Securities Trust, 2002-AC1 B4	7.000%	1/25/32	918,016	288,900	(a)(f)
Bella Vista Mortgage Trust, 2004-2 A1	0.620%	2/25/35	2,119,606	1,210,036	(c)
BlackRock Capital Finance LP, 1997-R2 B5	6.188%	12/25/35	366,740	26,589	(a)(c)(f)
CBA Commercial Small Balance Commercial Trust, 2005-1A	0.570%	7/25/35	1,616,995	991,175	(a)(c)
Chevy Chase Mortgage Funding Corp., 2004-3A A1	0.500%	8/25/35	1,505,906	1,076,438	(a)(c)
Chevy Chase Mortgage Funding Corp., 2004-4A A1	0.480%	10/25/35	2,114,689	1,455,849	(a)(c)
Chevy Chase Mortgage Funding Corp., 2005-4A A1	0.450%	10/25/36	1,896,079	1,247,087	(a)(c)
CNL Funding, 1998-1 C2	1.004%	9/18/11	2,784,615	2,520,077	(a)(c)
Countrywide Home Loan Mortgage Pass-Through Trust, 2004-HYB5 7A1	2.337%	4/20/35	3,145,382	2,521,539	(c)
Countrywide Home Loans, 2004-R1 1AF	0.650%	11/25/34	1,614,373	1,451,643	(a)(c)
Countrywide Home Loans, 2004-R2 1AF1	0.670%	11/25/34	485,657	429,709	(a)(c)
Countrywide Home Loans, 2005-7 1A1	0.520%	3/25/35	1,491,754	1,196,019	(c)
Countrywide Home Loans, 2005-R2 2A1	7.000%	6/25/35	1,495,010	1,471,942	(a)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-9 1A1	0.550%	5/25/35	1,686,946	1,095,921	(c)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-R1 1AF1	0.610%	3/25/35	785,378	673,112	(a)(c)
Credit Suisse Mortgage Capital Certificates, 2007-C3 A4	5.525%	6/15/39	242,000	256,265	(c)
Credit Suisse Mortgage Capital Certificates, 2009-16R 4A1	2.613%	3/26/35	443,156	420,998	(a)(c)
Extended Stay America Trust, 2010-ESHA XB1	1.166%	1/5/16	20,500,000	413,776	(a)(c)
Federal Home Loan Mortgage Corp. (FHLMC), K007 X1, IO	1.244%	4/25/20	11,284,712	852,230	(c)
Federal Home Loan Mortgage Corp. (FHLMC), K008 X1, IO	1.687%	6/25/20	995,624	100,431	(c)
Federal Home Loan Mortgage Corp. (FHLMC), K009 X1	1.521%	8/25/20	5,889,603	538,009	(c)
GMAC Commercial Mortgage Securities Inc., 1998-C2 F	6.500%	5/15/35	1,000,000	1,036,538	(a)
Greenpoint Mortgage Funding Trust, 2005-AR5 2A2	0.520%	11/25/46	2,516,478	550,857	(c)
Greenpoint Mortgage Funding Trust, 2005-AR5 3A2	0.520%	11/25/46	1,773,142	465,053	(c)
GS Mortgage Securities Corp.	2.370%	2/10/21	6,193,228	302,230	(a)(c)(f)
GS Mortgage Securities Corp.	1.345%	3/10/44	16,200,000	1,023,840	(a)(c)(f)
GS Mortgage Securities Corp., 2010-C1 X	1.582%	8/10/43	12,960,779	1,228,783	(a)(c)
GSMPS Mortgage Loan Trust, 2001-2 A	7.500%	6/19/32	1,609,185	1,411,134	(a)(c)
GSMPS Mortgage Loan Trust, 2004-4 1AF	0.650%	6/25/34	1,000,007	855,519	(a)(c)

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

March 31, 2011

WESTERN ASSET PREMIER BOND FUND

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
GSMPS Mortgage Loan Trust, 2005-RP1 1AF	0.600%	1/25/35	280,860	$241,697	(a)(c)
GSMPS Mortgage Loan Trust, 2005-RP1 2A1	4.137%	1/25/35	1,593,986	1,526,620	(a)(c)
GSMPS Mortgage Loan Trust, 2005-RP3 1AF	0.600%	9/25/35	1,282,890	1,097,277	(a)(c)
Harborview Mortgage Loan Trust, 2004-10 4A	2.783%	1/19/35	442,692	447,000	(c)
Harborview Mortgage Loan Trust, 2004-8 3A2	0.662%	11/19/34	171,529	103,157	(c)
Harborview Mortgage Loan Trust, 2005-9 B10	2.013%	6/20/35	1,095,880	95,404	(c)
Impac CMB Trust, 2004-9 1A1	1.010%	1/25/35	56,439	45,798	(c)
Impac CMB Trust, 2A-10	0.890%	3/25/35	453,210	284,633	(c)
Indymac Index Mortgage Loan Trust, 2007-AR15 2A1	5.202%	8/25/37	5,080,116	3,298,606	(c)
Jefferies & Co., 2009-B 9A	0.592%	11/21/35	177,438	345,986	(a)(c)(f)
JPMorgan Mortgage Trust, 2007-A2 4A2	5.908%	4/25/37	300,000	268,176	(c)
LB-UBS Commercial Mortgage Trust, 2001-C3 X, STRIPS	1.022%	6/15/36	1,655,643	1,804	(a)(c)(e)
Luminent Mortgage Trust, 2006-6 A1	0.450%	10/25/46	1,104,952	756,806	(c)
MASTR Adjustable Rate Mortgages Trust, 2004-13 3A7	2.899%	11/21/34	2,000,000	1,943,658	(c)
MASTR Alternative Loans Trust, PAC, 2003-7 7A1	0.650%	11/25/33	203,360	201,152	(c)
MASTR ARM Trust, 2004-7 6M1	0.900%	8/25/34	800,000	648,333	(c)
Merit Securities Corp., 11PA 3A1	0.882%	4/28/27	173,590	148,407	(a)(c)
Merit Securities Corp., 11PA B3	2.512%	9/28/32	850,000	304,883	(a)(c)
Metropolitan Asset Funding Inc., 1998-BI B1	8.000%	11/20/24	884,758	544,072	(c)
Morgan Stanley Capital I, 1999-LIFE E	6.957%	4/15/33	1,458,517	1,457,203	(c)
Nomura Asset Acceptance Corp., 2004-AR4 1A1	2.488%	12/25/34	497,873	484,066	(c)
Prime Mortgage Trust, 2005-2 2XB, STRIPS	1.743%	10/25/32	3,585,867	150,606	(c)(f)
Prime Mortgage Trust, 2005-5 1X, STRIPS	0.916%	7/25/34	7,918,483	140,236	(c)
Prime Mortgage Trust, 2005-5 1XB, STRIPS	1.396%	7/25/34	2,767,392	33,762	(c)(f)
Regal Trust IV, 1999-1 A	3.071%	9/29/31	101,103	96,217	(a)(c)
Residential Asset Mortgage Products Inc., 2004-SL4 A5	7.500%	7/25/32	1,288,376	1,297,198
Residential Asset Mortgage Products, Inc., 2005-SL2 AP0, STRIPS	0.010%	2/25/32	248,042	217,667
Residential Asset Securitization Trust, 2003-A1 A2	0.750%	3/25/33	115,666	115,085	(c)
Sequoia Mortgage Trust, 2003-2 A2	1.133%	6/20/33	52,975	42,909	(c)
Sequoia Mortgage Trust, 2004-10 A1A	0.564%	11/20/34	29,625	27,934	(c)
Sequoia Mortgage Trust, 2004-11 A1	0.554%	12/20/34	44,316	40,570	(c)
Sequoia Mortgage Trust, 2004-12 A1	0.524%	1/20/35	358,013	298,031	(c)
Structured Asset Securities Corp., 1998-RF2 A	8.010%	7/15/27	455,012	454,894	(a)(c)
Structured Asset Securities Corp., 2002-9 A2	0.550%	10/25/27	975,855	882,325	(c)
Structured Asset Securities Corp., 2004-NP1 A	0.650%	9/25/33	233,283	217,843	(a)(c)
Structured Asset Securities Corp., 2005-4XS 3A4	4.790%	3/25/35	890,000	870,626
Structured Asset Securities Corp., 2005-RF2 A	0.600%	4/25/35	1,264,903	1,041,658	(a)(c)
Structured Asset Securities Corp., 2005-RF3 2A	3.460%	6/25/35	2,144,326	1,877,072	(a)(c)(g)
Thornburg Mortgage Securities Trust, 2003-4 A1	0.570%	9/25/43	922,483	856,750	(c)
Thornburg Mortgage Securities Trust, 2004-03 A	0.990%	9/25/44	913,403	876,478	(c)
Thornburg Mortgage Securities Trust, 2007-4 2A1	6.182%	9/25/37	702,674	692,670	(c)
Thornburg Mortgage Securities Trust, 2007-4 3A1	6.174%	9/25/37	724,799	727,324	(c)
WaMu Mortgage Pass-Through Certificates, 2004-AR13 A2A	0.620%	11/25/34	1,952,062	1,472,511	(c)
WaMu Mortgage Pass-Through Certificates, 2007-HY7 2A3	5.620%	7/25/37	1,847,341	1,322,811	(c)
Washington Mutual Alternative Mortgage Pass-Through Certificates, 2006-5 3A3	6.221%	7/25/36	846,422	496,637
Washington Mutual Alternative Mortgage Pass-Through Certificates, 2006-7 A2A	5.667%	9/25/36	1,411,499	884,514
Washington Mutual Alternative Mortgage Pass-Through Certificates, 2006-7 A3	6.081%	9/25/36	172,316	106,889
Washington Mutual Inc., 2004-AR11	2.717%	10/25/34	81,814	76,403	(c)
Washington Mutual Inc., 2004-AR12 A2A	0.640%	10/25/44	566,131	477,389	(c)

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

March 31, 2011

WESTERN ASSET PREMIER BOND FUND

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Washington Mutual Inc., 2005-AR8 2A1A	0.540%	7/25/45	456,782	$376,825	(c)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2004-AR13 A1A	0.610%	11/25/34	1,388,056	1,179,072	(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR06 2A1A	0.492%	4/25/45	412,465	355,568	(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR08 1A1A	0.520%	7/25/45	31,053	25,913	(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR09 A1A	0.570%	7/25/45	209,784	174,417	(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR13 A1A1	0.540%	10/25/45	372,686	320,672	(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR19 A1A1	0.520%	12/25/45	761,980	640,335	(c)
Washington Mutual Inc., MSC Pass-Through Certificates, 2004-RA1 2A	7.000%	3/25/34	49,318	51,306
Washington Mutual Mortgage Pass-Through Certificates, 2006-AR5 3A	1.232%	7/25/46	1,365,126	615,479	(c)
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $60,810,516)				64,358,795
COLLATERALIZED SENIOR LOANS — 6.4%
CONSUMER DISCRETIONARY — 2.3%
Carmike Cinemas Inc., Term Loan	5.500%	1/27/16	931,954	934,866	(i)
Getty Images Inc., Term Loan B	5.250%	11/7/16	995,000	1,002,152	(i)
Las Vegas Sands LLC, Delayed Draw Term Loan	3.000%	11/23/16	166,511	162,036	(i)
Las Vegas Sands LLC, Term Loan B	3.000%	11/23/16	828,476	806,729	(i)
Univision Communications Inc.	4.496%	3/31/17	990,478	964,831	(i)
TOTAL CONSUMER DISCRETIONARY				3,870,614
HEALTH CARE — 2.4%
Community Health Systems Inc., Term Loan	3.811%	1/25/17	1,492,500	1,488,209	(i)
Grifols Inc., Term Loan B	0.000%	11/23/16	1,500,000	1,509,375	(i)
MedAssets Inc., Term Loan B	5.250%	11/16/16	997,500	1,003,319	(i)
TOTAL HEALTH CARE				4,000,903
INFORMATION TECHNOLOGY — 1.7%
First Data Corp., Term Loan B2	3.002%	9/24/14	1,000,000	957,344	(i)
Freescale Semiconductor Inc., Term Loan	4.511%	12/1/16	1,838,056	1,826,270	(i)
TOTAL INFORMATION TECHNOLOGY				2,783,614
TOTAL COLLATERALIZED SENIOR LOANS (Cost — $10,542,834)				10,655,131
MORTGAGE-BACKED SECURITIES — 0.3%
FNMA — 0.3%
Federal National Mortgage Association (FNMA), Whole Loan (Cost - $499,491)	6.500%	8/25/44	485,541	537,616
MUNICIPAL BONDS — 2.9%
Florida — 0.3%
Florida Educational Loan Marketing Corp., 2002-1 B	0.700%	12/1/36	700,000	561,750	(c)(f)
New York — 0.1%
New York State Energy Research & Development Authority, Gas Facilities Revenue, Brooklyn Union Gas Project, NATL-RE	1.838%	12/1/20	200,000	154,000	(c)(f)
Pennsylvania — 2.5%
Pennsylvania State Higher Education Assistance Agency, Student Loan Revenue	16.783%	6/1/47	4,675,000	4,195,812	(c)(f)
TOTAL MUNICIPAL BONDS (Cost — $4,841,811)				4,911,562
NON-U.S. TREASURY INFLATION PROTECTED SECURITIES — 5.6%
Brazil Nota do Tesouro Nacional	6.000%	5/15/45	4,700,000	5,992,521
Brazil Nota do Tesouro Nacional, Notes	6.000%	8/15/50	5,249,330	3,305,885
TOTAL NON-U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost — $8,001,626)				9,298,406

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

March 31, 2011

WESTERN ASSET PREMIER BOND FUND

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
SOVEREIGN BONDS — 1.2%
Brazil — 0.2%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	280,000	BRL	$160,307
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	312,000	BRL	169,451
Total Brazil					329,758
Honduras — 0.0%
Republic of Honduras	0.235%	10/1/11	34,258		34,258	(c)
Malaysia — 0.3%
Government of Malaysia, Senior Bonds	3.835%	8/12/15	1,500,000	MYR	500,472
Mexico — 0.7%
Mexican Bonos, Bonds	8.000%	6/11/20	10,180,000	MXN	884,019
United Mexican States, Bonds	10.000%	12/5/24	2,750,000	MXN	273,140
Total Mexico					1,157,159
Venezuela — 0.0%
Bolivarian Republic of Venezuela, Collective Action Securities, Global Senior Bonds	9.375%	1/13/34	2,000		1,360
TOTAL SOVEREIGN BONDS (Cost — $2,089,340)					2,023,007

			SHARES
COMMON STOCKS — 0.4%
CONSUMER DISCRETIONARY — 0.2%
Media — 0.2%
Charter Communications Inc., Class A Shares			4,936		249,910	*
ENERGY — 0.0%
Oil, Gas & Consumable Fuels — 0.0%
SemGroup Corp., Class A Shares			789		22,218	*
INDUSTRIALS — 0.0%
Building Products — 0.0%
Ashton Woods USA LLC, Class B Membership			20		9,001	(e)(f)
Nortek Inc.			1,206		51,858	*
TOTAL INDUSTRIALS					60,859
MATERIALS — 0.2%
Chemicals — 0.2%
Georgia Gulf Corp.			8,950		331,150	*
TOTAL COMMON STOCKS (Cost — $503,258)					664,137
CONVERTIBLE PREFERRED STOCKS — 0.7%
CONSUMER DISCRETIONARY — 0.6%
Automobiles — 0.6%
Motors Liquidation Co., Senior Debentures, Series B	5.250%		145,000		1,051,250	*
FINANCIALS — 0.1%
Thrifts & Mortgage Finance — 0.1%
Federal National Mortgage Association (FNMA)	5.375%		15		86,250	*
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost — $3,732,600)					1,137,500
PREFERRED STOCKS — 0.2%
CONSUMER DISCRETIONARY — 0.0%
Media — 0.0%
CMP Susquehanna Radio Holdings Corp.	0.000%		3,171		32	*(a)
FINANCIALS — 0.2%
Diversified Financial Services — 0.2%
Corporate-Backed Trust Certificates, Series 2001-8, Class A-1	7.375%		33,900		220,350	*(f)
Thrifts & Mortgage Finance — 0.0%
Federal Home Loan Mortgage Corp. (FHLMC)	0.000%		100		290	*(c)
Federal Home Loan Mortgage Corp. (FHLMC)	5.000%		200		204	*

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

March 31, 2011

WESTERN ASSET PREMIER BOND FUND

SECURITY	RATE		SHARES	VALUE
Thrifts & Mortgage Finance — continued
Federal Home Loan Mortgage Corp. (FHLMC)	8.375%		20,500	$34,850	*(c)
Total Thrifts & Mortgage Finance				35,344
TOTAL FINANCIALS				255,694
TOTAL PREFERRED STOCKS (Cost — $1,023,458)				255,726

		EXPIRATION DATE	WARRANTS
WARRANTS — 0.0%
Buffets Restaurant Holdings		4/28/14	224	2	*(e)(f)
Charter Communications Inc.		11/30/14	265	2,716	*
CMP Susquehanna Radio Holdings Co.		3/23/19	3,624	0	*(a)(e)(f)
Nortek Inc.		12/7/14	576	4,608	*(e)(f)
SemGroup Corp.		11/30/14	830	8,508	*(e)
TOTAL WARRANTS (Cost — $7,974)				15,834
TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $221,997,578)				232,717,505

		MATURITY DATE	FACE AMOUNT †
SHORT-TERM INVESTMENTS — 5.8%
Repurchase Agreements — 5.8%
Deutsche Bank Securities Inc. repurchase agreement dated 3/31/11; Proceeds at maturity - $9,629,040; (Fully Collateralized by U.S. government agency obligations, 3.500% due 8/17/20; Market value - $9,821,580) (Cost - $9,629,000)	0.150%	4/1/11	9,629,000	9,629,000
TOTAL INVESTMENTS — 145.1% (Cost — $231,626,578#)				242,346,505
Liabilities in Excess of Other Assets — (2.0)%				(3,374,601)
Liquidation value of Preferred Shares — (43.1)%				(72,000,000)
TOTAL NET ASSETS — 100.0%				$166,971,904

†	Face amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(c)	Variable rate security. Interest rate disclosed is as of the most recent information available.
(d)	The coupon payment on these securities are currently in default as of March 31, 2011.
(e)	Illiquid security.
(f)	Security is valued in good faith at fair value in accordance with procedures approved by the Board of Trustees (See Note 1).
(g)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.
(h)	The maturity principal is currently in default as of March 31, 2011.
(i)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
	ARM	- Adjustable Rate Mortgage
	BRL	- Brazilian Real
	CMB	- Cash Management Bill
	IO	- Interest Only
	MXN	- Mexican Peso
	MYR	- Malaysian Ringgit
	PAC	- Planned Amortization Class
	STRIPS	- Separate Trading of Registered Interest and Principal Securities

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Premier Bond Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company. The Fund commenced investment operations on March 28, 2002.

The Fund’s investment objective is to provide current income and capital appreciation by investing primarily in a diversified portfolio of investment grade bonds. The Fund currently seeks to achieve its investment objective by investing substantially all of its assets in bonds, including corporate bonds, U.S. government and agency securities and mortgage-related securities. The ability of the issuers of the securities held by the Fund to meet their obligations might be affected by, among other things, economic developments in a specific state, industry or region.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment Valuation. Debt securities are valued at the last quoted bid price provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market and are valued at the bid prices as of the close of business of that market. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade.  When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•                  Level 1—quoted prices in active markets for identical investments

•                  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS

	QUOTED PRICES	OTHER SIGNIFICANT OBSERVABLE INPUTS	SIGNIFICANT UNOBSERVABLE INPUTS
DESCRIPTION	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$79,333,990	$7,347,529	$86,681,519
Asset-backed securities	—	37,032,123	15,146,149	52,178,272
Collateralized mortgage obligations	—	61,869,023	2,489,772	64,358,795
Collateralized senior loans	—	10,655,131	—	10,655,131
Mortgage-backed securities	—	537,616	—	537,616
Municipal bonds	—	4,757,562	154,000	4,911,562
Non-U.S. treasury inflation protected securities	—	9,298,406	—	9,298,406
Sovereign bonds	—	2,023,007	—	2,023,007
Common stocks	$655,136	—	9,001	664,137
Convertible preferred stocks	—	1,137,500	—	1,137,500
Preferred stocks	35,344	32	220,350	255,726
Warrants	11,224	—	4,610	15,834
Total long-term investments	$701,704	$206,644,390	$25,371,411	$232,717,505
Short-term investments†	—	9,629,000	—	9,629,000
Total investments	$701,704	$216,273,390	$25,371,411	$242,346,505
Other financial instruments:
Credit default swaps on corporate issues - buy protection‡	—	$24,126	—	$24,126
Credit default swaps on credit indices - sell protection‡	—	219,510	—	219,510
Total other financial instruments	—	$243,636	—	$243,636
Total	$701,704	$216,517,026	$25,371,411	$242,590,141

LIABILITIES

	QUOTED PRICES	OTHER SIGNIFICANT OBSERVABLE INPUTS	SIGNIFICANT UNOBSERVABLE INPUTS
DESCRIPTION	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)	TOTAL
Other financial instruments:
Reverse repurchase agreement	—	$4,935,771	—	$4,935,771
Credit default swaps on corporate issues - buy protection‡	—	236,430	—	236,430
Total	—	$5,172,201	—	$5,172,201

†See Schedule of Investments for additional detailed categorizations.

‡Values include any premiums paid or received with respect to swap contracts.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Notes to Schedule of Investments (unaudited) (continued)

	CORPORATE	ASSET-	COLLATERALIZED
	BONDS &	BACKED	MORTGAGE	MUNICIPAL	COMMON	PREFERRED
INVESTMENTS IN SECURITIES	NOTES	SECURITIES	OBLIGATIONS	BONDS	STOCKS	STOCKS	WARRANTS		TOTAL
Balance as of December 31, 2010	$852,866	$5,590,638	$19,644	—	$9,001	$0*	$4,034		$6,476,183
Accrued premiums/discounts	(1,483)	35,993	1,213	$230	—	—	—		35,953
Realized gain(loss)(1)	––	(34,877)	(13,074)	—	—	—	(0	)*	(47,951)
Change in unrealized appreciation
(depreciation)(2)	(15,845)	(420)	48,549	(230)	—	31	576		32,661
Net purchases (sales)	––	3,742,390	1,296,327	154,000	—	—	—		5,192,717
Transfers into Level 3	6,521,895	5,812,425	1,137,113	—	—	220,350	—		13,691,783
Transfers out of Level 3	(9,904)	—	—	—	—	(31)	—		(9,935)
Balance as of March 31, 2011	$7,347,529	$15,146,149	$2,489,772	$154,000	9,001	220,350	$4,610		$25,371,411
Net change in unrealized appreciation
(depreciation) for investments in
securities still held at March 31, 2011(2)	$(15,881)	$(420)	$48,549	$(230)	—	—	$576		$32,594

* Value is less than $1.

(1) This amount is included in net realized gain (loss) from investment transactions.

(2) Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase Agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a Fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations.

(d) Swap Agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

Credit Default Swaps

The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage.  CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

Notes to Schedule of Investments (unaudited) (continued)

These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(e) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Credit and Market Risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(g) Counterparty Risk and Credit-Risk-Related Contingent Features of Derivative Instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features.  The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time.  If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Notes to Schedule of Investments (unaudited) (continued)

As of March 31, 2011, the Fund held credit default swaps with credit related contingent features which had a liability position of $236,430. If a contingent feature in the Master Agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(h) Security Transactions.  Security transactions are accounted for on a trade date basis.

2.  Investments

At March 31, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$23,841,772
Gross unrealized depreciation	(13,121,845)
Net unrealized appreciation	$10,719,927

Transactions in reverse repurchase agreements for the Fund during the period ended March 31, 2011 were as follows:

Average	Weighted	Maximum
Daily	Average	Amount
Balance	Interest Rate	Outstanding
$4,935,771	1.43%	$4,935,771

Interest rates on reverse repurchase agreements ranged from 1.43% to 1.43% during the period ended March 31, 2011. Interest expense incurred on reverse repurchase agreements totaled $17,248.

At March 31, 2011, the Fund had the following open reverse repurchase agreements:

Security	Value
Reverse repurchase agreement with Barclays, dated 1/3/11 bearing 1.556% to be repurchased at $1,743,100 on 7/1/11, collateralized by: $2,211,916, Structured Asset Securities Corp., 3.46% due 6/25/35; Market value (including accrued interest) $1,729,718	$1,729,718
Reverse repurchase agreement with Barclays, dated 1/3/11 bearing 1.556% to be repurchased at $716,734 on 7/1/11, collateralized by: $987,821, Firstfed Corp. Manufactured Housing Contract, 8.06% due 10/15/22; Market value (including accrued interest) $711,231	711,231
Reverse repurchase agreement with Barclays, dated 1/3/11 bearing 1.306% to be repurchased at $1,210,245 on 7/1/11, collateralized by: $2,137,666, Morgan Stanley Capital Inc., 1.37% due 9/25/33; Market value (including accrued interest) $1,202,437	1,202,437
Reverse repurchase agreement with Barclays, dated 1/3/11 bearing 1.306% to be repurchased at $1,300,777 on 7/1/11, collateralized by: $2,209,205, Credit-Based Asset Servicing and Securitization LLC, 0.77% due 7/25/33; Market value (including accrued interest) $1,292,385	1,292,385

Total Reverse Repurchase Agreements
(Cost — $4,935,771)	$4,935,771

Notes to Schedule of Investments (unaudited) (continued)

At March 31, 2011, the Fund had the following open swap contracts:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION[1]

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT [2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND‡	MARKET VALUE	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Goldman Sachs Group Inc. (Citigroup Inc., 6.500%, due 1/18/11)	$1,700,000	3/20/14	4.700% Quarterly	$(201,901)	—	$(201,901)
Goldman Sachs Group Inc. (CVS Corporation, 4.875%, due 9/15/14)	2,000,000	12/20/14	0.680% Quarterly	(33,181)	$(18,789)	(14,392)
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480% due 11/15/13)	100,000	3/20/15	5.000% Quarterly	3,425	776	2,649
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480% due 11/15/13)	130,000	3/20/20	5.000% Quarterly	11,982	3,072	8,910
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/13)	70,000	3/20/13	5.000% Quarterly	(629)	(305)	(324)
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/13)	80,000	3/20/13	5.000% Quarterly	(719)	(209)	(510)
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/13)	120,000	3/20/15	5.000% Quarterly	4,110	1,299	2,811
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/13)	50,000	3/20/20	5.000% Quarterly	4,609	1,433	3,176
Total	$4,250,000			$(212,304)	$(12,723)	$(199,581)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION[3]

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT [2]	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	MARKET VALUE [4]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION

Merrill Lynch & Co., Inc. (CDX HY 8)	$21,666,202	6/20/12	0.860% Quarterly	$219,510	—	$219,510

 (1) If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

(2) The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3) If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4) The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

‡ Percentage shown is an annual percentage rate.

3. Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at March 31, 2011.

Primary Underlying Risk Disclosure	Swap Contracts, at value
Credit Contracts	$7,206

During the period ended March 31, 2011, the volume of derivative activity for the Fund was as follows:

Average notional balance
Credit default swap contracts (to buy protection)	$4,415,000
Credit default swap contracts (to sell protection)	21,666,202

ITEM 2.                  CONTROLS AND PROCEDURES.

(a)                                  The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.                  EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Premier Bond Fund

By	/s/ R. Jay Gerken
R. Jay Gerken
President and Trustee
Western Asset Premier Bond Fund

Date: May 24, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. Jay Gerken
R. Jay Gerken
President and Trustee
Western Asset Premier Bond Fund

Date: May 24, 2011

By	/s/ Kaprel Ozsolak
Kaprel Ozsolak
Principal Financial and Accounting Officer
Western Asset Premier Bond Fund

Date:  May 24, 2011